                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 August 29, 2000


                  Advanta Conduit Receivables, Inc., as Sponsor
                 on behalf of Advanta Mortgage Loan Trust 2000-2
             (Exact name of registrant as specified in its charter)


             Nevada               333-92669-03               88-0360305
(State or Other Jurisdiction    (Commission File           (I.R.S. Employer
        of Incorporation)            Number)              Identification No.)


Attention: General Counsel
10790 Rancho Bernardo Drive
San Diego, California                                                 92127
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                             (Zip Code)

Registrant's telephone number,
including area code                                              (858) 676-3099
--------------------------------------------------------------------------------


                        Advanta Conduit Receivables, Inc.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


             Nevada                 333-92669                   88-0360305
(State or Other Jurisdiction    (Commission File             (I.R.S. Employer
      of Incorporation)              Number)                Identification No.)


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

            Advanta Conduit Receivables, Inc. (the "Registrant" or the "Sponsor") registered an issuance of $700,051,007.00 in principal amount of Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-92669) (the "Registration Statement").

            Pursuant to the Registration Statement, the Sponsor formed Advanta Mortgage Loan Trust 2000-2 (the "Trust") which issued approximately $649,728,000 in aggregate principal amount of its Mortgage Loan Asset-Backed Certificates (the "Certificates"), on August 22, 2000 (the "Closing Date").

            This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

            The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "P&S Agreement") attached hereto as Exhibit 4.1, dated as of August 1, 2000, among the Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee.

            The primary asset of the Trust is a pool of sub-prime residential mortgage loans which were conveyed to the Trust on the Closing Date. As of the Closing Date, the Mortgage Loans had the characteristics described in the Prospectus dated December 28, 1999 and the Prospectus Supplement dated August 16, 2000 filed pursuant to Rule 424(b)(5) of the Act with the Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable

(b) Not applicable






(c) Exhibits:
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            1.1 Underwriting Agreement, dated August 16, 2000, between the
Sponsor and Bear, Stearns & Co Inc., as Representative of the Underwriters.

            4.1 Pooling and Servicing Agreement, dated August 1, 2000, among the Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee.

            4.2 Certificate Insurance Policy, dated August 22, 2000, and issued and delivered by Ambac Assurance Corporation.

            4.3 Conveyance Agreement, dated August 22, 2000, among Advanta National Bank, Advanta Bank Corp., Advanta Mortgage Corp. USA, Advanta Mortgage Corp. Midwest and Advanta Mortgage Receivables, Inc. (collectively, the "Originators"), the Sponsor, and Bankers Trust Company of California, N.A., as Trustee.

            4.4 Mortgage Loan Transfer Agreement, dated August 1, 2000, among the Originators, the Sponsor and Bankers Trust Company of California, N.A., as Trustee.

            5.1 Opinion of Dewey Ballantine LLP regarding legality of the registered securities, dated as of August 22, 2000.*

            8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of August 22, 2000.*

            10.1 Indemnification Agreement, dated August 16, 2000, between Bear, Stearns & Co. Inc., as Representative of the Underwriters (the "Representative") and Ambac Assurance Corporation, as Certificate Insurer.

            10.2 Guaranty, dated August 22, 2000, to Ambac Assurance Corporation and Bear, Stearns & Co. Inc., as Representative of the Underwriters, issued by Advanta Mortgage Holding Company.

            10.3 Guaranty, dated August 22, 2000, to Ambac Assurance Corporation and Advanta Mortgage Loan Trust 2000-2 issued by Advanta Mortgage Holding Company.

            23.1 Consent of KPMG Inc. regarding financial statements of Ambac Assurance Corporation, and their report.*

            * Previously filed on Form 8-K filed with the Securities and Exchange Commission.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ADVANTA CONDUIT RECEIVABLES, INC.




                              By: /s/   Michael Coco
                                  --------------------------------------------
                                  Name:     Michael Coco
                                  Title:    Vice President



                              ADVANTA CONDUIT RECEIVABLES, INC.,
                              as Sponsor on behalf of Advanta Mortgage Loan Trust 2000-2

                              By: /s/   Michael Coco
                                  --------------------------------------------
                                  Name:     Michael Coco
                                  Title:    Vice President




Dated: August 29, 2000

                                  EXHIBIT INDEX

Exhibit No.  Description
-----------  -----------
    1.1      Underwriting Agreement, dated August 16, 2000, between the Sponsor and Bear, Stearns & Co Inc., as Representative of the Underwriters.

    4.1      Pooling and Servicing Agreement, dated August 1, 2000, among the
             Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, and
             Bankers Trust Company of California, N.A., as Trustee.

    4.2 Certificate Insurance Policy, dated August 22, 2000, and issued and delivered by Ambac Assurance Corporation.

    4.3      Conveyance Agreement, dated August 1, 2000, among Advanta
             National Bank, Advanta Bank Corp., Advanta Mortgage Corp.
             USA, Advanta Mortgage Corp. Midwest and Advanta Mortgage
             Receivables, Inc. (collectively, the "Originators"), the
             Sponsor, and Bankers Trust Company of California, N.A., as
             Trustee.

    4.4 Mortgage Loan Transfer Agreement, dated August 1, 2000, among the Originators, the Sponsor and Bankers Trust Company of California, N.A., as Trustee.

    10.1     Indemnification Agreement, dated August 16, 2000, between Bear,
             Stearns & Co. Inc., as Representative of the Underwriters (the
             "Representative") and Ambac Assurance Corporation, as Certificate
             Insurer.

    10.2     Guaranty, dated August 22, 2000, to Ambac Assurance
             Corporation and Bear, Stearns & Co. Inc., as Representative of the Underwriters, issued by Advanta Mortgage Holding
             Company.

    10.3     Guaranty, dated August 22, 2000, to Ambac Assurance Corporation and
             Advanta Mortgage Loan Trust 2000-2 issued by Advanta Mortgage
             Holding Company.

            * Previously filed on Form 8-K filed with the Securities and Exchange Commission.